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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08413

Evergreen Equity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen Diversified Capital Builder Fund, for the year ended March 31, 2009. This series has March 31 fiscal year end.

Date of reporting period: March 31, 2009

Item 1 - Reports to Stockholders.

Evergreen Diversified Capital Builder Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
36	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
37	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

May 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Diversified Capital Builder Fund for the twelve-month period ended March 31, 2009 (the “period”).

The year 2008 saw home prices fall and job losses persist. September marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. Indeed, the collateral damage from this event led to further collapse. Previously venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Volatility continued to dominate trading patterns through the end of 2008, as losses mounted within the equity markets. Weak economic data, falling profit forecasts, and uncertainty about the auto industry compounded worries about the credit crisis. The selling spared few equity categories.

In early 2009, layoff announcements accelerated, further pressuring personal consumption and business investment. The equity markets were affected by weakness in economic data and corporate profits. International markets were hit hard as economies in both developed and emerging countries remained weak. In the fixed income markets, high yield bonds recovered from the extreme weakness experienced last year and municipal securities also climbed higher.

The unprecedented economic and financial turmoil has been met with an unprecedented policy response, as the Federal Reserve, Treasury, Federal Deposit Insurance Corp. and Federal Housing Administration have allocated more than $11 trillion to combat this crisis. Perhaps most important, the Public-Private Investment Program (“PPIP”) has been designed to help rid banks of toxic assets from their balance sheets. The measures taken to address this crisis have merely treated the symptoms, but the announcement of this program gets to the root cause: the distressed assets on (and off) bank balance sheets. The PPIP is designed to use government subsidies to attract private purchases of currently illiquid mortgage related loans and securities held by banks. As a market returns for these assets, banks will be positioned to improve capital ratios, increase lending activity, and potentially buy their way out of the increasingly restrictive Troubled Asset Relief Program. We believe that the successful implementation of this program is critical for a sustainable expansion to ensue. As the lagged effects of the massive policy response take hold, we look for pent-up consumer demand to combine with government spending to help push Gross Domestic Product back into positive territory by the fourth quarter of 2009.

LETTER TO SHAREHOLDERS continued

Throughout the period, the manager of Evergreen Diversified Capital Builder Fund remained focused on the primary goals of seeking both capital appreciation and generous income. Toward the end of this period, the fund’s management increased somewhat the fund’s holdings of fixed income securities while moderately reducing the percentage of assets held in equities.

As we look back over the extraordinary series of events during the period, we believe it is important for all investors to keep perspective and remain focused on their long-term goals. We continue to urge investors to work with their financial advisors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for doing business with Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

FUND AT A GLANCE

as of March 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Margaret D. Patel

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/22/1998	1/26/1998

Nasdaq symbol	EKBAX	EKBBX	EKBCX	EKBYX

Average annual return*

1-year with sales charge	-42.13%	-41.65%	-39.63%	N/A

1-year w/o sales charge	-38.57%	-39.13%	-39.13%	-38.43%

5-year	-7.59%	-7.46%	-7.17%	-6.20%

10-year	-3.06%	-3.21%	-3.20%	-2.23%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Diversified Capital Builder Fund Class A shares versus a similar investment in the Evergreen Diversified Capital Builder Blended Index (EDCBBI), the Barclays Capital Aggregate Bond Index (BCABI), the Merrill Lynch High Yield Master Index† (MLHYMI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The EDCBBI, the BCABI, the MLHYMI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1

The fund has previously compared its performance to the BCABI and the Russell 1000. In future periods, the Fund will compare its performance to the Russell 1000 and the MLHYMI, as the Fund believes that the MLHYMI is more representative of the types of fixed income securities in which the Fund invests than the BCABI.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

FUND AT A GLANCE continued

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

The Evergreen Diversified Capital Builder Blended Index is composed of the following indexes:
Russell 1000 (75%) and MLHYMI (25%).

†	Copyright 2009. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of March 31, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -38.57% for the twelve-month period ended March 31, 2009, excluding any applicable sales charges. During the same period, the EDCBBI returned -33.90%, the BCABI returned 3.13%, the MLHYMI returned -19.95% and the Russell 1000 returned -38.27%.

The fund’s objective is to seek long-term total return through capital growth and current income.

Investment process

In June 2008, Board of Trustees approved a strategy change for the fund, formerly called Evergreen Balanced Fund. The new strategy states that the proportion of the Fund’s assets invested in fixed income and equity securities will change based on the PM’s assessment of economic conditions and investment opportunities. The Fund generally expects to invest approximately 10% to 30% of its assets in fixed income securities.

We used this added flexibility during a year that saw a period of increasing economic uncertainty in domestic capital markets and around the world. A dramatic flight to quality in the third quarter of 2008 sent down the values of most stocks and corporate bonds substantially for the rest of the year and into the first quarter of 2009. We took advantage of the record wide yield advantage of both investment grade and below investment grade bonds in the fourth quarter of 2008 by deploying our cash reserves in bonds of those companies we felt had the financial flexibility to continue to service their debt, even in the event of a continued sharp decline in economic activity. At the end of December 2008, our allocation to equities was approximately 65%, our fixed income allocation was approximately 34%, and less than 1% was in cash.

In the first quarter of 2009, we made another moderate reduction in the percentage of assets held in equities and increased our fixed income holdings slightly. We decreased our stock holdings to about 61% of fund assets, with approximately 35% in fixed income securities, and approximately 4% in cash reserves. Our adjustment to equities was made in response to declines in prices for most stocks, as investors avoided these investments in favor of low-risk securities. Securities in those industries most sensitive to the weakening economy typically experienced the greatest relative declines, including stocks in the Energy, Materials and Industrials sectors. In fixed income, we took advantage of the relatively wide yield advantage of both investment grade and below investment grade bonds—which was, however, narrower than the record wide spreads of the fourth quarter of 2008. We judged that these holdings would provide wide yield premiums over low-risk alternatives, and that the issues with relatively lower-quality ratings might provide more income, with the possibility of capital appreciation should the presently wide yield spreads narrow over the course of the year, albeit with more short-term price volatility as well as admittedly lower quality.

In our equity sector, we continued to emphasize securities of energy exploration and production, energy services, and basic materials, increasing moderately our holdings in

PORTFOLIO MANAGER COMMENTARY continued

Health Care through some trimming of holdings in the Energy sector. We believe that resource-based companies, especially in the Energy and Materials sectors, should continue to benefit from limited global supply at a time of continuing long-term demand, in spite of short-term swings, both positive and negative, in these factors. Health care companies who provide life science tools and diagnostic materials should benefit from growing demand for high quality health care as well as improved techniques for disease treatments and drug research. We continued to underweight financial services, automotive and housing-related industries, due to over-capacity and the likelihood of muted demand growth from many industries in these sectors.

At the end of the twelve-month period, our fixed income investments were concentrated in the upper tiers of high yield corporate bonds, generally rated BB or higher, including approximately 7.7% of net assets in investment grade bonds rated BBB or higher. Our fixed income holdings emphasize issues of industrial companies with publicly traded common stock. We believe that industrial companies with specialized proprietary products and services, especially those geared to serving the global trends for energy efficiency, higher productivity, infrastructure development and tighter environmental restrictions, should have attractive long-term investment characteristics, despite occasional periods of economic slowdown.

Contributors to performance

Several of our equity holdings outperformed equity market averages at the end of 2008, while experiencing small declines in price. These included Esterline Technologies, a global supplier to the aerospace and defense industries. NRG Energy, a diversified independent power company, also outperformed the Russell 1000 in the fourth quarter of 2008, while experiencing a small price decline.

During the first quarter of 2009, when most equities continued to decline in price, the fund held several issues that performed particularly well. The stocks of basic materials companies Freeport-McMoRan Copper & Gold, Monsanto, and Peabody Energy all appreciated in the quarter. Industrial companies Flowserve and SPX also were positive contributors in the period. While performance of our energy and production stocks were generally negative in the first quarter of 2009, the stocks of a majority of our energy service companies appreciated in the same period.

Contributors in our bond holdings at the end of 2008 included defense technology company DRS Technologies, packaging company Crown Holdings, and Saul Centers, Inc., a mid-Atlantic-based real estate investment company. Most of our fixed income holdings, the majority of which are rated below investment grade, went up in price and down in yield in the first quarter of 2009, as credit conditions and liquidity eased somewhat, causing the yields of these bond sectors to move lower in yield. In contrast, low-risk Treasury bonds increased somewhat in yield and declined in price over the period. Contributors included bonds of industrial companies Actuant, Baldor, General Cable, and SPX all increased substantially at the end of the twelve-month period.

PORTFOLIO MANAGER COMMENTARY continued

Detractors from performance

In 2008, the values of many of our Energy, Materials and Industrials holdings fell noticeably by year end. Energy companies such as Occidental Petroleum and Hess, coal companies such as Peabody Energy and CONSOL Energy, all had substantial stock price declines as did metals producer Freeport-McMoRan Copper & Gold, which recovered in the new year and performed well in the first quarter. Most of our corporate bond holdings, the majority of which are rated below investment grade, declined sharply in the final quarter of the year, reflecting near-panic selling by risk-averse investors, as well as forced liquidations by levered investors such as hedge funds and closed-end funds. Detractors at year end included bonds of industrial companies such as Actuant Corp., Baldor Electric and SPX Corp., and resource-based steel company Steel Dynamics.

During the first three months of 2009, the values of many of our Energy and Industrial equity holdings fell noticeably because of the deteriorating near-term economic outlook both domestically and globally. Energy companies XTO, Devon, and Apache all dropped in price, as did industrial companies Emerson Electric and Donaldson. NRG, an independent power generating company, and U.S. Bancorp also dropped in the period.

Portfolio management outlook

We believe the financial markets may remain unsettled in the near term as the effects of the weakening housing market continue to be absorbed and non-housing industries continue to be hurt by limited availability of credit. In this environment, we intend to maintain our emphasis both on equity and debt securities of companies that should benefit from the eventual economic rebound in the United States and the persistence of growth trends globally, especially in the more rapidly developing markets in Asia. We believe that Energy and Materials companies with control over some of the world’s limited supply of natural resources have excellent outlooks once we move beyond short-term uncertainties. We also believe that many industrial companies with distinctive solutions to the growing infrastructure, energy and productivity demands also are well positioned to prosper from longer-term trends. Finally, Health Care companies involved in discovery of causes and treatment of diseases may continue to grow as our population seeks more effective and higher-quality health care.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	10/1/2008	3/31/2009	During Period*

Actual
Class A	$1,000.00	$741.19	$5.34
Class B	$1,000.00	$738.25	$8.58
Class C	$1,000.00	$738.20	$8.58
Class I	$1,000.00	$742.52	$4.26
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.80	$6.19
Class B	$1,000.00	$1,015.06	$9.95
Class C	$1,000.00	$1,015.06	$9.95
Class I	$1,000.00	$1,020.04	$4.94

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.23% for Class A, 1.98% for Class B, 1.98% for Class C and 0.98% for Class I), multiplied by the average account value over the period, multiplied by 182 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.28	$9.35	$8.90	$8.30	$8.20

Income from investment operations
Net investment income (loss)	0.11	0.18	0.18	0.18	0.14
Net realized and unrealized gains or losses on investments	(3.33)	(0.44)	0.43	0.58	0.13

Total from investment operations	(3.22)	(0.26)	0.61	0.76	0.27

Distributions to shareholders from
Net investment income	(0.13)	(0.18)	(0.16)	(0.16)	(0.17)
Net realized gains	(0.75)	(0.63)	0	0	0

Total distributions to shareholders	(0.88)	(0.81)	(0.16)	(0.16)	(0.17)

Net asset value, end of period	$4.18	$8.28	$9.35	$8.90	$8.30

Total return[1]	(38.57)%	(3.45)%	6.92%	9.14%	3.29%

Ratios and supplemental data
Net assets, end of period (millions)	$366	$742	$900	$986	$592
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.04%	0.96%	0.99%	0.99%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	1.06%	1.03%	1.02%	1.03%	1.00%
Net investment income (loss)	1.74%	1.96%	2.04%	1.91%	1.85%
Portfolio turnover rate	60%	91%	67%	77%	103%

1	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.29	$9.35	$8.90	$8.30	$8.20

Income from investment operations
Net investment income (loss)	0.06 [1]	0.12 [1]	0.12 [1]	0.11 [1]	0.09 [1]
Net realized and unrealized gains or losses on investments	(3.33)	(0.45)	0.42	0.59	0.12

Total from investment operations	(3.27)	(0.33)	0.54	0.70	0.21

Distributions to shareholders from
Net investment income	(0.08)	(0.10)	(0.09)	(0.10)	(0.11)
Net realized gains	(0.75)	(0.63)	0	0	0

Total distributions to shareholders	(0.83)	(0.73)	(0.09)	(0.10)	(0.11)

Net asset value, end of period	$4.19	$8.29	$9.35	$8.90	$8.30

Total return[2]	(39.13)%	(4.09)%	6.12%	8.45%	2.55%

Ratios and supplemental data
Net assets, end of period (millions)	$18	$53	$104	$190	$77
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.78%	1.69%	1.69%	1.69%	1.70%
Expenses excluding waivers/reimbursements and expense reductions	1.80%	1.73%	1.72%	1.73%	1.70%
Net investment income (loss)	0.96%	1.25%	1.34%	1.22%	1.15%
Portfolio turnover rate	60%	91%	67%	77%	103%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.29	$9.35	$8.90	$8.32	$8.21

Income from investment operations
Net investment income (loss)	0.06	0.11	0.12	0.11	0.09
Net realized and unrealized gains or losses on investments	(3.34)	(0.43)	0.42	0.57	0.13

Total from investment operations	(3.28)	(0.32)	0.54	0.68	0.22

Distributions to shareholders from
Net investment income	(0.08)	(0.11)	(0.09)	(0.10)	(0.11)
Net realized gains	(0.75)	(0.63)	0	0	0

Total distributions to shareholders	(0.83)	(0.74)	(0.09)	(0.10)	(0.11)

Net asset value, end of period	$4.18	$8.29	$9.35	$8.90	$8.32

Total return[1]	(39.13)%	(4.03)%	6.16%	8.26%	2.70%

Ratios and supplemental data
Net assets, end of period (millions)	$33	$61	$72	$85	$16
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.80%	1.69%	1.69%	1.69%	1.70%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.73%	1.72%	1.73%	1.70%
Net investment income (loss)	1.01%	1.22%	1.34%	1.22%	1.16%
Portfolio turnover rate	60%	91%	67%	77%	103%

1	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.25	$9.31	$8.87	$8.27	$8.16

Income from investment operations
Net investment income (loss)	0.13	0.20	0.21	0.19	0.16
Net realized and unrealized gains or losses on investments	(3.32)	(0.43)	0.42	0.59	0.14

Total from investment operations	(3.19)	(0.23)	0.63	0.78	0.30

Distributions to shareholders from
Net investment income	(0.15)	(0.20)	(0.19)	(0.18)	(0.19)
Net realized gains	(0.75)	(0.63)	0	0	0

Total distributions to shareholders	(0.90)	(0.83)	(0.19)	(0.18)	(0.19)

Net asset value, end of period	$4.16	$8.25	$9.31	$8.87	$8.27

Total return	(38.43)%	(3.08)%	7.15%	9.47%	3.74%

Ratios and supplemental data
Net assets, end of period (millions)	$84	$169	$204	$267	$136
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.79%	0.69%	0.69%	0.69%	0.70%
Expenses excluding waivers/reimbursements and expense reductions	0.81%	0.73%	0.72%	0.73%	0.70%
Net investment income (loss)	1.99%	2.22%	2.33%	2.21%	2.13%
Portfolio turnover rate	60%	91%	67%	77%	103%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2009

	Principal
	Amount	Value

ASSET-BACKED SECURITIES 0.0%
Long Beach Asset Holdings Corp. NIM Trust, Ser. 2006-2, Class N2, 7.63%, 04/25/2046 144A • ☐ +	$1,000,000	$0
Telos CLO, Ltd., Ser. 2006-1A, Class E, FRN, 9.00%, 10/11/2021 144A	1,000,000	95,500

Total Asset-Backed Securities (cost $1,997,516)		95,500

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.0%
FIXED-RATE 0.0%
GS Mtge. Securities Corp., Ser. 2007-NIM1, Class N2, 8.00%, 08/25/2046 144A ☐ +	1,340,420	3,619

FLOATING-RATE 0.0%
Structured Adjustable Rate Mtge. Loan Pass-Through Cert., Ser. 2005-9, Class B8, 1.89%, 05/25/2035	1,530,182	26,533

Total Commercial Mortgage-Backed Securities (cost $2,813,387)		30,152

CORPORATE BONDS 25.5%
CONSUMER STAPLES 1.2%
Food & Staples Retailing 0.3%
Kroger Co., 6.40%, 08/15/2017	1,340,000	1,377,837

Food Products 0.6%
Kraft Foods, Inc., 6.125%, 02/01/2018	3,300,000	3,313,042

Household Products 0.3%
Church & Dwight Co., 6.00%, 12/15/2012	1,450,000	1,450,000

ENERGY 1.0%
Oil, Gas & Consumable Fuels 1.0%
Marathon Oil Corp.:
5.90%, 03/15/2018	645,000	589,874
7.50%, 02/15/2019	1,000,000	1,009,229
McMoRan Exploration Co., 11.875%, 11/15/2014	1,545,000	1,073,775
Patriot Coal Corp., 3.25%, 05/31/2013 144A	5,955,000	2,523,431

		5,196,309

FINANCIALS 0.4%
Consumer Finance 0.0%
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	250,000	171,250

Real Estate Investment Trusts (REITs) 0.4%
Simon Property Group, Inc., 10.35%, 04/01/2019	1,725,000	1,679,041

INDUSTRIALS 13.0%
Aerospace & Defense 1.7%
L-3 Communications Holdings, Inc., 5.875%, 01/15/2015	8,950,000	8,345,875

Electrical Equipment 5.4%
Baldor Electric Co., 8.625%, 02/15/2017	21,600,000	17,226,000
Belden, Inc., 7.00%, 03/15/2017	1,750,000	1,443,750
General Cable Corp., 7.125%, 04/01/2017 ρ	10,200,000	8,415,000

		27,084,750

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Machinery 5.1%
Actuant Corp., 6.875%, 06/15/2017	$21,350,000	$18,200,875
SPX Corp., 7.625%, 12/15/2014	7,550,000	7,285,750

		25,486,625

Road & Rail 0.8%
Burlington Northern Santa Fe Corp., 7.00%, 02/01/2014	1,250,000	1,339,077
Union Pacific Corp., 5.45%, 01/31/2013	2,700,000	2,708,176

		4,047,253

INFORMATION TECHNOLOGY 1.1%
Electronic Equipment, Instruments & Components 1.1%
Agilent Technologies, Inc., 6.50%, 11/01/2017	6,381,000	5,236,836
Anixter International, Inc., 5.95%, 03/01/2015	200,000	152,750

		5,389,586

MATERIALS 3.1%
Chemicals 0.5%
Cytec Industries, Inc., 4.60%, 07/01/2013	2,800,000	2,403,397

Containers & Packaging 1.4%
Ball Corp., 6.625%, 03/15/2018 ρ	1,800,000	1,755,000
Crown Holdings, Inc., 7.75%, 11/15/2015 ρ	5,000,000	5,050,000

		6,805,000

Metals & Mining 1.2%
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/2017	3,100,000	2,902,589
Steel Dynamics, Inc., 7.75%, 04/15/2016 144A	4,600,000	3,174,000

		6,076,589

TELECOMMUNICATION SERVICES 2.5%
Diversified Telecommunication Services 0.3%
Level 3 Communications, Inc., 6.125%, 07/15/2013	1,700,000	1,640,500

Wireless Telecommunication Services 2.2%
Alltel Corp., 7.00%, 07/01/2012	10,400,000	10,839,982

UTILITIES 3.2%
Electric Utilities 3.2%
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ++	150,000	157,606
Metropolitan Edison Co., 7.70%, 01/15/2019	900,000	914,595
NRG Energy, Inc.:
7.375%, 02/01/2016	14,500,000	13,521,250
7.375%, 01/15/2017	1,800,000	1,678,500

		16,271,951

Total Corporate Bonds (cost $138,365,075)		127,578,987

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2009

	Principal
	Amount	Value

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.0%
FIXED-RATE 0.0%
Harborview NIM Corp., Ser. 2006-12, Class N2, 8.35%, 12/19/2036 144A ☐ + (cost $899,934)	$899,934	$18,629

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE OBLIGATIONS 0.1%
FIXED-RATE 0.0%
Banc of America Mtge. Securities, Inc., Ser. 2003-7, Class B-5, 4.75%, 09/25/2018	103,828	8,571
Chase Mtge. Fin. Corp., Ser. 2003-S12:
Class B-3, 4.89%, 12/25/2018	212,358	20,439
Class B-4, 4.89%, 12/26/2018	107,289	6,855
Class B-5, 4.89%, 12/25/2018	215,096	7,489
Residential Funding Securities Corp., Ser. 2003-RM2, Class B3-2, 6.00%, 05/25/2033	328,031	68,982
Wells Fargo Mtge. Backed Securities Trust, Ser. 2006-16, Class B4, 5.00%, 11/25/2036	1,447,049	30,229

		142,565

FLOATING-RATE 0.1%
Banc of America Mtge. Securities, Inc., Ser. 2002-E, Class B-4, 5.65%, 06/20/2031	184,697	12,077
Cendant Mtge. Corp., Ser. 2005, Class B-4, 5.45%, 02/18/2035	172,951	21,389
Harborview Mtge. Loan Trust, Ser. 2004-7, Class B4, 5.42%, 11/19/2034	568,148	29,118
MASTR Reperforming Loan Trust, Ser. 2006-2, Class B4, 5.87%, 05/25/2036	251,602	25,427
Merrill Lynch Mtge. Investors, Inc., Ser. 2003-A2, Class 2B2, 5.21%, 03/25/2033	411,270	58,392
PHH Mtge. Capital, LLC Mtge. Pass Through Certs.:
Ser. 2005-4, Class B4, 5.62%, 07/18/2035	256,611	52,508
Ser. 2005-5, Class B4, 5.54%, 08/18/2035	321,301	35,513

		234,424

Total Whole Loan Subordinate Collateralized Mortgage Obligations (cost $3,932,860)		376,989

YANKEE OBLIGATIONS – CORPORATE 0.5%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Preferred Term Securities XII, Ltd., FRN, 2.94%, 12/24/2033 +	1,000,000	5,140
Preferred Term Securities XIII, Ltd., FRN, 3.76%, 03/24/2034 +	1,000,000	5,110

		10,250

INDUSTRIALS 0.1%
Machinery 0.1%
Ingersoll-Rand Co., Ltd., 9.50%, 04/15/2014	645,000	644,948

MATERIALS 0.4%
Metals & Mining 0.4%
Barrick Gold Corp., 6.95%, 04/01/2019	2,000,000	2,012,713

Total Yankee Obligations – Corporate (cost $3,985,624)		2,667,911

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2009

	Shares	Value

COMMON STOCKS 58.6%
CONSUMER STAPLES 2.6%
Household Products 1.5%
Church & Dwight Co.	140,000	$7,312,200

Personal Products 1.1%
Estee Lauder Cos., Class A ρ	235,000	5,792,750

ENERGY 15.4%
Energy Equipment & Services 5.0%
Cameron International Corp. *	185,000	4,057,050
Halliburton Co. ρ	80,000	1,237,600
National Oilwell Varco, Inc. *	180,000	5,167,800
Noble Corp.	300,000	7,227,000
Pride International, Inc. *	370,000	6,652,600
Schlumberger, Ltd.	10,000	406,200
Transocean, Ltd. *	5,000	294,200

		25,042,450

Oil, Gas & Consumable Fuels 10.4%
Anadarko Petroleum Corp. ρ	290,000	11,278,100
Apache Corp.	15,000	961,350
Consol Energy, Inc.	160,000	4,038,400
Devon Energy Corp.	35,000	1,564,150
EnCana Corp. ρ	70,000	2,842,700
EOG Resources, Inc.	20,000	1,095,200
Foundation Coal Holdings, Inc.	180,000	2,583,000
Hess Corp.	90,000	4,878,000
Marathon Oil Corp.	5,000	131,450
Massey Energy Co.	145,000	1,467,400
Occidental Petroleum Corp.	240,000	13,356,000
Patriot Coal Corp. ρ	300,000	1,113,000
Peabody Energy Corp. ρ	200,000	5,008,000
XTO Energy, Inc.	60,001	1,837,231

		52,153,981

FINANCIALS 1.3%
Commercial Banks 1.3%
U.S. Bancorp	460,000	6,720,600

HEALTH CARE 15.9%
Biotechnology 1.0%
Gen-Probe, Inc. *	110,000	5,013,800

Health Care Equipment & Supplies 8.8%
Baxter International, Inc.	360,000	18,439,200
Inverness Medical Innovations, Inc. ρ *	240,000	6,391,200
St. Jude Medical, Inc. *	290,000	10,535,700
Varian Medical Systems, Inc. *	290,000	8,827,600

		44,193,700

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Life Sciences Tools & Services 6.1%
Bio-Rad Laboratories, Inc., Class A *	92,000	$6,062,800
Covance, Inc.	70,000	2,494,100
Illumina, Inc. *	68,000	2,532,320
Life Technologies Corp. *	35,000	1,136,800
Thermo Fisher Scientific, Inc. *	517,000	18,441,390

		30,667,410

INDUSTRIALS 7.0%
Aerospace & Defense 0.2%
Esterline Technologies Corp. *	50,000	1,009,500

Electrical Equipment 1.2%
Ametek, Inc.	75,000	2,345,250
Emerson Electric Co.	20,000	571,600
General Cable Corp.	60,000	1,189,200
Roper Industries, Inc.	50,000	2,122,500

		6,228,550

Machinery 5.6%
Bucyrus International, Inc.	40,000	607,200
Danaher Corp.	20,000	1,084,400
Donaldson Co., Inc.	135,000	3,623,400
Flowserve Corp. ρ	177,000	9,933,240
IDEX Corp.	60,000	1,312,200
Joy Global, Inc.	220,000	4,686,000
SPX Corp.	145,000	6,816,450

		28,062,890

INFORMATION TECHNOLOGY 1.9%
Electronic Equipment, Instruments & Components 1.9%
Amphenol Corp., Class A	335,000	9,544,150

MATERIALS 10.5%
Chemicals 6.7%
FMC Corp.	320,000	13,804,800
Monsanto Co.	215,000	17,866,500
Sigma-Aldrich Corp. ρ	50,000	1,889,500

		33,560,800

Containers & Packaging 0.4%
Greif, Inc., Class A	60,000	1,997,400

Metals & Mining 3.4%
Barrick Gold Corp.	100,000	3,242,000
Cliffs Natural Resources, Inc. ρ	130,000	2,360,800
Freeport-McMoRan Copper & Gold, Inc. ρ	190,000	7,240,900

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2009

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining continued
Nucor Corp.	65,000	$2,481,050
Steel Dynamics, Inc.	170,000	1,497,700

		16,822,450

UTILITIES 4.0%
Electric Utilities 1.9%
NRG Energy, Inc. *	530,000	9,328,000

Gas Utilities 2.1%
Questar Corp.	360,000	10,594,800

Total Common Stocks (cost $526,610,981)		294,045,431

	Principal
	Amount	Value

CONVERTIBLE DEBENTURES 7.3%
HEALTH CARE 3.1%
Health Care Equipment & Supplies 2.3%
Inverness Medical Innovations, Inc.:
3.00%, 05/15/2016 144A	$6,100,000	5,185,000
3.00%, 05/15/2016	7,598,000	6,458,300

		11,643,300

Life Sciences Tools & Services 0.8%
Millipore Corp., 3.75%, 06/01/2026	4,000,000	3,730,000

INDUSTRIALS 4.2%
Electrical Equipment 4.2%
General Cable Corp., 1.00%, 10/15/2012	29,600,000	21,127,000

Total Convertible Debentures (cost $52,758,146)		36,500,300

	Shares	Value

SHORT-TERM INVESTMENTS 13.8%
MUTUAL FUND SHARES 13.8%
Evergreen Institutional Money Market Fund, Class I, 0.76% q ø ρρ	46,667,340	46,667,340
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.40% q ø	22,551,991	22,551,991

Total Short-Term Investments (cost $69,219,331)		69,219,331

Total Investments (cost $800,582,854) 105.8%		530,533,230
Other Assets and Liabilities (5.8%)		(29,062,452)

Net Assets 100.0%		$501,470,778

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2009

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
ρ	All or a portion of this security is on loan.
††	The rate shown is the stated rate at the current period end.
+	Security is deemed illiquid.
*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
MASTR	Mortgage Asset Securitization Transactions, Inc.
NIM	Net Interest Margin

The following table shows portfolio composition as a percent of total investments as of March 31, 2009:

Industrials	23.0%
Health Care	18.0%
Energy	15.5%
Materials	13.1%
Utilities	6.8%
Consumer Staples	3.6%
Information Technology	2.8%
Financials	1.6%
Telecommunication Services	2.4%
Mortgage-Backed Securities	0.1%
Cash Equivalents	13.1%

100.0%

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of March 31, 2009 (unaudited)*:

AAA	9.9%
A	7.8%
BBB	11.9%
BB	25.1%
B	43.9%
NR	1.4%

100.0%

The following table shows the percent of total investments based on effective maturity as of March 31, 2009 (unaudited)*:

Less than 1 year	11.1%
1 to 3 year(s)	2.0%
3 to 5 years	22.9%
5 to 10 years	62.0%
10 to 20 years	2.0%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $731,363,523) including $43,755,763 of securities loaned	$461,313,899
Investments in affiliated issuers, at value (cost $69,219,331)	69,219,331

Total investments	530,533,230
Foreign currency, at value (cost $522)	411
Receivable for securities sold	15,802,208
Principal paydown receivable	8,597
Receivable for Fund shares sold	372,177
Dividends and interest receivable	3,586,996
Receivable for securities lending income	16,583
Prepaid expenses and other assets	103,665

Total assets	550,423,867

Liabilities
Payable for securities purchased	1,265,278
Payable for Fund shares redeemed	696,147
Payable for securities on loan	46,667,340
Advisory fee payable	5,928
Distribution Plan expenses payable	3,911
Due to other related parties	13,432
Trustees’ fees and expenses payable	217,070
Accrued expenses and other liabilities	83,983

Total liabilities	48,953,089

Net assets	$501,470,778

Net assets represented by
Paid-in capital	$912,184,400
Overdistributed net investment income	(194,651)
Accumulated net realized losses on investments	(140,469,236)
Net unrealized losses on investments	(270,049,735)

Total net assets	$501,470,778

Net assets consists of
Class A	$366,237,213
Class B	18,114,885
Class C	33,076,755
Class I	84,041,925

Total net assets	$501,470,778

Shares outstanding (unlimited number of shares authorized)
Class A	87,681,928
Class B	4,328,246
Class C	7,912,036
Class I	20,202,338

Net asset value per share
Class A	$4.18
Class A — Offering price (based on sales charge of 5.75%)	$4.44
Class B	$4.19
Class C	$4.18
Class I	$4.16

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended March 31, 2009

Investment income
Interest	$13,683,458
Dividends (net of foreign withholding taxes of $4,815)	6,950,352
Securities lending	789,838
Income from affiliated issuers	308,371

Total investment income	21,732,019

Expenses
Advisory fee	3,050,071
Distribution Plan expenses
Class A	1,419,172
Class B	339,604
Class C	488,189
Administrative services fee	780,547
Transfer agent fees	2,065,667
Trustees’ fees and expenses	4,782
Printing and postage expenses	90,612
Custodian and accounting fees	211,447
Registration and filing fees	54,659
Professional fees	60,304
Other	15,000

Total expenses	8,580,054
Less: Expense reductions	(3,298)
Fee waivers	(137,154)

Net expenses	8,439,602

Net investment income	13,292,417

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities in unaffiliated issuers	(120,498,377)
Foreign currency related transactions	(16,636)

Net realized losses on investments	(120,515,013)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	(257,176,605)
Foreign currency related transactions	6,403

Net change in unrealized losses on investments	(257,170,202)

Net realized and unrealized gains or losses on investments	(377,685,215)

Net decrease in net assets resulting from operations	$(364,392,798)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31,

	2009		2008

Operations
Net investment income		$13,292,417		$22,953,296
Net realized gains or losses on investments		(120,515,013)		184,735,541
Net change in unrealized gains or losses on investments		(257,170,202)		(237,474,189)

Net decrease in net assets resulting from operations		(364,392,798)		(29,785,352)

Distributions to shareholders from
Net investment income
Class A		(11,705,876)		(16,087,492)
Class B		(416,902)		(832,482)
Class C		(647,189)		(802,901)
Class I		(3,007,083)		(4,218,960)
Net realized gains
Class A		(60,375,775)		(55,487,193)
Class B		(3,301,688)		(4,676,359)
Class C		(5,267,261)		(4,530,378)
Class I		(14,099,456)		(12,803,118)

Total distributions to shareholders		(98,821,230)		(99,438,883)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	2,674,414	15,601,928	2,116,695	19,902,655
Class B	535,739	3,435,033	532,856	4,956,924
Class C	2,586,520	12,751,449	520,490	4,863,135
Class I	1,326,811	7,476,963	1,064,046	9,901,068

		39,265,373		39,623,782

Net asset value of shares issued in reinvestment of distributions
Class A	15,881,763	66,161,672	7,239,013	65,620,160
Class B	836,186	3,432,593	572,291	5,181,260
Class C	1,297,797	5,304,806	526,431	4,762,420
Class I	3,484,680	14,524,699	1,631,060	14,726,202

		89,423,770		90,290,042

Automatic conversion of Class B shares to Class A shares
Class A	1,555,401	10,931,287	3,235,924	30,201,711
Class B	(1,555,636)	(10,931,287)	(3,238,010)	(30,201,711)

		0		0

Payment for shares redeemed
Class A	(21,967,231)	(130,140,289)	(19,268,621)	(180,470,631)
Class B	(1,861,198)	(11,655,730)	(2,578,454)	(24,092,859)
Class C	(3,338,075)	(17,332,826)	(1,375,052)	(12,773,890)
Class I	(5,071,264)	(29,183,676)	(4,087,568)	(37,792,983)

		(188,312,521)		(255,130,363)

Net decrease in net assets resulting from capital share transactions		(59,623,378)		(125,216,539)

Total decrease in net assets		(522,837,406)		(254,440,774)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended March 31,

	2009	2008

Net assets
Beginning of period	$1,024,308,184	$1,278,748,958

End of period	$501,470,778	$1,024,308,184

Undistributed (overdistributed) net investment income	$(194,651)	$1,859,575

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Diversified Capital Builder Fund (formerly, Evergreen Balanced Fund) (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent

NOTES TO FINANCIAL STATEMENTS continued

pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to

NOTES TO FINANCIAL STATEMENTS continued

the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

g. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

h. Total return swaps

The Fund may enter into total return swap contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains

NOTES TO FINANCIAL STATEMENTS continued

or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

i. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

j. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

k. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to overdistributed net investment income and dividends paid through share redemptions. During the year ended March 31, 2009, the following amounts were reclassified:

Paid-in capital	$1,016,949
Overdistributed net investment income	430,407
Accumulated net realized losses on investments	(1,447,356)

l. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a

NOTES TO FINANCIAL STATEMENTS continued

fee at an annual rate of 1.50% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Diversified Capital Builder Fund, starting at 0.41% and declining to 0.21% as the aggregate average daily net assets increase. For the year ended March 31, 2009, the advisory fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended March 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $137,154.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended March 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended March 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.27% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended March 31, 2009, the Fund paid brokerage commissions of $170,185 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended March 31, 2009, EIS received $12,034 from the sale of Class A shares and $408, $76,092 and $1,630 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $456,639,116 and $625,274,998, respectively, for the year ended March 31, 2009.

On April 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in
Valuation Inputs	Securities

Level 1 – Quoted Prices	$363,909,710
Level 2 – Other Significant Observable Inputs	166,604,891
Level 3 – Significant Unobservable Inputs	18,629

Total	$530,533,230

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in
Securities

Balance as of April 1, 2008	$1,738,630
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	(1,019,935)
Net purchases (sales)	(700,066)
Transfers in and/or out of Level 3	0

Balance as of March 31, 2009	$18,629

Change in Unrealized Loss included in earnings relating to securities still held at March 31, 2009	$(1,024,639)

During the year ended March 31, 2009, the Fund loaned securities to certain brokers and earned $789,838, net of $86,829 paid to Wachovia Global Securities Lending as the securities lending agent. At March 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to to $43,755,763 and $46,667,340, respectively.

On March 31, 2009, the aggregate cost of securities for federal income tax purposes was $800,618,381. The gross unrealized appreciation and depreciation on securities based on tax cost was $5,398,477 and $275,483,628, respectively, with a net unrealized depreciation of $270,085,151.

As of March 31, 2009, the Fund had $29,569,654 in capital loss carryovers for federal income tax purposes with $15,320,915 expiring in 2010, $5,016,277 expiring in 2011 and $9,232,462 expiring in 2017. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of March 31, 2009, the Fund incurred and will elect to defer post-October losses of $110,864,056.

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended March 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers
	and	Temporary
Unrealized	Post-October	Book/Tax
Depreciation	Losses	Differences

$270,085,262	$140,433,710	$(194,650)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership investments. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended March 31,

	2009	2008

Ordinary Income	$15,777,050	$21,941,835
Long-term Capital Gain	83,044,180	77,497,048

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended March 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. NEW ACCOUNTING PRONOUNCEMENT

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FAS 157-4”). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not

NOTES TO FINANCIAL STATEMENTS continued

orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

13. SUBSEQUENT EVENT

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Diversified Capital Builder Fund (formerly, the Evergreen Balanced Fund), a series of the Evergreen Equity Trust, as of March 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Diversified Capital Builder Fund as of March 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 1, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $83,044,180 for the fiscal year ended March 31, 2009.

For corporate shareholders, 44.09% of ordinary income dividends paid during the fiscal year ended March 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended March 31, 2009, the Fund designates 35.21% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $487,619,225 of net assets outstanding of which $253,345,129 (51.96%) of net assets were represented at the meeting.

Proposal 1 — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$231,629,219
Net assets voted “Against”	$8,201,312
Net assets voted “Abstain”	$13,514,598

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

566390 rv6 05/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the one series of the Registrant’s annual financial statements for the fiscal years ended March 31, 2009 and March 31, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$28,600	$26,300
Audit-related fees	$0	$0
Tax fees (1)	$1,500	$0
Non-audit fees (2)	$815,000	$1,082,374
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 1, 2009

By:	/s/ Jeremy DePalma

Jeremy DePalma
Principal Financial Officer

Date: June 1, 2009